UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

Altus Midstream Company

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	ALTM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 12, 2021, the Staff of the Securities and Exchange Commission (the “SEC”) issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Staff Statement”). The SEC Staff Statement addresses certain accounting and reporting considerations related to warrants of a kind similar to Altus Midstream Company’s (the “Company”) public and private warrants outstanding at the time of the November 9, 2018 closing of the transactions contemplated by the Contribution Agreement, dated as of August 8, 2018, among the Company, Altus Midstream LP, and certain wholly-owned subsidiaries of Apache Corporation (the “Business Combination”). The SEC determined that certain features of warrants issued in SPAC transactions common across many entities, such as those outstanding for the Company, should be recorded as a derivative liability under ASC 815 “Derivatives and Hedges” with any changes in fair value being recorded as a gain or loss in the Company’s Statement of Consolidated Operations. The Company has historically accounted for its warrants as equity, with no change in fair value being recorded in the applicable period. The Company has concluded that the previous accounting policy to account for its warrants as equity rather than as a liability was an immaterial error.

The Company is filing this Current Report on Form 8-K in order to correct the Company’s consolidated financial statements and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 10-K”) for the immaterial errors noted in the previous paragraph. Except as set forth in Exhibit 99.1 hereto, the 2020 10-K as filed with the SEC on February 26, 2021 remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Consolidated Financial Statements of Altus Midstream Company and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the periods previously filed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS MIDSTREAM COMPANY

Date: December 14, 2021	/s/ Ben C. Rodgers
Ben C. Rodgers
Chief Financial Officer and Treasurer